U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
March 31, 2023 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.8%
		Australia - 12.3%
228,227		Northern Star Resources, Ltd.	$1,877,991
1,137,599		Perseus Mining, Ltd.	1,809,817
2,192,751		Ramelius Resources, Ltd.	1,861,493
1,425,728		Regis Resources, Ltd. (a)	1,982,296
8,606,215		Resolute Mining, Ltd. (a)	2,416,183
2,341,500		Silver Lake Resources, Ltd. (a)	1,831,253
			11,779,033
		Canada - 55.2% (b)
702,036		China Gold International Resources Corporation, Ltd.	2,566,712
372,809		Dundee Precious Metals, Inc.	2,719,864
745,422		Fortuna Silver Mines, Inc. (a)	2,847,512
60,611		Franco-Nevada Corporation (c)	8,837,084
1,107,346		IAMGOLD Corporation (a)(c)	3,000,908
779,753		Karora Resources, Inc. (a)	2,619,370
2,643,050		New Gold, Inc. (a)	2,907,355
244,025		Osisko Gold Royalties, Ltd.	3,860,476
647,442		Sandstorm Gold, Ltd.	3,761,638
775,712		Silvercorp Metals, Inc.	2,963,220
248,150		Torex Gold Resources, Inc. (a)	4,129,408
418,085		Victoria Gold Corporation (a)	2,771,766
203,139		Wheaton Precious Metals Corporation (c)	9,783,173
			52,768,486
		Jersey - 1.8%
1,350,678		Centamin plc	1,737,000
		South Africa - 21.0%
117,316		African Rainbow Minerals, Ltd.	1,519,805
187,362		AngloGold Ashanti, Ltd. - ADR (c)	4,532,287
443,492		DRDGOLD, Ltd. - ADR	4,248,653
174,828		Gold Fields, Ltd. - ADR (c)	2,328,709
803,063		Harmony Gold Mining Company, Ltd. - ADR	3,292,558
174,084		Impala Platinum Holdings, Ltd.	1,601,807
298,501		Sibanye Stillwater, Ltd. - ADR (c)	2,483,528
			20,007,347
		United States - 9.5%
70,089		Royal Gold, Inc. (c)	9,091,244
		TOTAL COMMON STOCKS (Cost $81,579,133)	95,383,110

		SHORT-TERM INVESTMENTS - 0.1%
142,952		First American Government Obligations Fund - Class X, 4.65% (d)	142,952
		TOTAL SHORT-TERM INVESTMENTS (Cost $142,952)	142,952
		INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 9.9%
9,483,368		Mount Vernon Liquid Assets Portfolio, LLC, 5.00% (d)(e)	9,483,368
		TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9.483,368)	9,483,368
		TOTAL INVESTMENTS - 109.8% (Cost $91,205,453)	105,009,430
		Liabilities in Excess of Other Assets - (9.8)%	(9,399,466)
		NET ASSETS - 100.0%	$95,609,964

	Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt.
	(a)	Non-income producing security.
	(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

	(c)	All or portion of this security is out on loan as of March 31, 2023. Total value of securities on loan is $9,122,445.
	(d)	Rate shown is the annualized seven-day yield as of March 31, 2023.
	(e)	Privately offered liquidity fund.

Summary of Fair Value Disclosure at March 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$95,383,110	$-	$-	$95,383,110
Short-Term Investments	142,952	-	-	142,952
Investments Purchased with Proceeds from Securities Lending	-	9,483,368	-	9,483,368
Total Investments in Securities	$95,526,062	$9,483,368	$-	$105,009,430
^ See Schedule of Investments for breakout of investments by country classification.
For the period ended March 31, 2023, the Fund did not recognize any transfers to or from Level 3.